Exhibit 10.14.1

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 5, 2010 by and among DYNAVOX SYSTEMS LLC, a Delaware limited liability company (“Borrower”), DYNAVOX SYSTEMS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), DynaVox Services Inc., a Delaware corporation (“Services”), Blink-Twice LLC, a Delaware limited liability company (“Blink-Twice”), Mayer-Johnson LLC, a Delaware limited liability company (“Mayer-Johnson”), DynaVox International Holdings Inc., a Delaware corporation (“International”), EYE RESPONSE TECHNOLOGIES, INC., a Virginia corporation (“ERT”; Borrower, Holdings, Services, Blink-Twice, Mayer-Johnson, International and ERT are collectively referred to herein as the “Credit Parties” and each individually as a “Credit Party”), GE BUSINESS FINANCIAL SERVICES INC. (in its individual capacity, “GE BFS”), as agent (in such capacity, together with its successors and assigns in such capacity, the “Agent”) for the several financial institutions from time to time party to the Credit Agreement (collectively, the “Lenders” and each individually a “Lender”), and for itself as a Lender, and such Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement dated as of June 23, 2008 (as amended, modified, restated or otherwise supplemented from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that Agent and the Required Lenders amend the Credit Agreement in certain respects as set forth herein; and

WHEREAS, Agent and the Required Lenders are willing to make such amendments subject to the terms, conditions and other provisions hereof.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

I.                                        Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

II.                                   Amendments.  Subject to the conditions set forth below, and in reliance upon the representations and warranties of the Credit Parties set forth in the Credit Agreement and in this Amendment, the Credit Agreement is hereby amended as follows:

(1)                                 Section 1.1 of the Credit Agreement is hereby amended by substituting the following definition of the term set forth below in lieu of the current version of such definition contained in Section 1.1 of the Credit Agreement:

“Revolving Loan Commitment” means, with respect to each Revolving Loan Lender, the commitment of such Lender to make Revolving Loans and acquire interests in other Revolving Loan Outstandings, which commitment is in the amount set forth opposite such Lender’s name on Annex A under the caption “Revolving Loan Commitment”, as amended to reflect Assignments and as such amount may be reduced pursuant to this Agreement.  The aggregate amount of the Revolving Loan Commitments on the First Amendment Effective Date equals $12,925,000.

(2)                                 Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions thereto in appropriate alphabetical order:

“Available Distribution Amount” has the meaning set forth in Section 5.4(e); provided that the aggregate amount of Available Distribution Amount shall in no event exceed $15,000,000 at any time.

“First Amendment” means that certain First Amendment to Credit Agreement dated as of February 5, 2010 among the Borrower, the other Credit Parties, the Lenders and the Agent, as the same may be amended, supplemented, or otherwise modified from time to time.

“First Amendment Effective Date” means February 5, 2010.

(3)                                 Section 2.11 of the Credit Agreement is hereby amended by adding a new clause (d) at the end thereof to read as follows:

“(d)                           If the Third Restatement Subordinated Debt is not paid in full in cash on or before August 5, 2010, the Borrower shall pay the Agent on behalf of Lenders signatory to the First Amendment a fee in cash in the aggregate amount of 0.625% of the Revolving Loan Commitments of and the Term Loan held by such Lenders on the First Amendment Effective Date without giving effect to the First Amendment, which fee when paid shall be fully earned and non-refundable.”

(4)                                 Section 5.2(n) of the Credit Agreement is hereby deleted in its entirety and the following subsection (n) is substituted in lieu thereof:

“(n)                           Liens not otherwise permitted pursuant to this Section 5.2 which secure obligations permitted under this Agreement not exceeding $5,000,000 in the aggregate at any one time outstanding.”

(5)                                 Section 5.4 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (c) thereof, (ii) deleting the “.” at the end of clause (d) thereof and substituting the phrase “; and” in its place therefor and (iii) adding a new clause (e) at the end thereof to read as follows:

“(e) dividends or distributions to Holdings not otherwise permitted pursuant to this Section 5.4 (the proceeds of which may be used by Holdings in its discretion) in an aggregate amount not to exceed (i) $12,000,000 plus (ii) the amount of any Excess Cash

Flow and Net Cash Proceeds from the issuance or disposition of any equity securities permitted to be retained by the Borrower pursuant to, respectively, Section 2.8(a) and Section 2.8(b)(i) after the First Amendment Effective Date (the sum of clauses (i) and (ii) in an aggregate amount not to exceed $15,000,000 being herein referred to as the “Available Distribution Amount”), less the aggregate amount of any dividends or distributions previously made after the First Amendment Effective Date pursuant to this clause (e) and any loans and advances made after the First Amendment Effective Date pursuant to Section 5.8(m) so long as, before and after giving effect to any such dividend or distribution, (A) no Event of Default shall have occurred and be continuing, (B) Borrower is in compliance on a pro forma basis with the covenants set forth in Article VI recomputed for the most recently ended Fiscal Quarter for which financial statements have been delivered hereunder, (C) on a pro forma basis, the ratio of Net Senior Debt to EBITDA recomputed for the most recently ended Fiscal Quarter for which financial statements have been delivered hereunder shall not be greater than 2.00 and (D) the sum of (1) the amount by which the then effective Revolving Loan Commitments exceeds the aggregate Revolving Loan Outstandings plus (2) the aggregate amount of cash and Cash Equivalents of Borrower and its Subsidiaries shall not be less than $5,000,000.”

(6)                                 Section 5.8 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (j) thereof, (ii) deleting the “.” at the end of clause (l) thereof and substituting the phrase “; and” in its place therefor and (iii) adding a new clause (m) at the end thereof to read as follows:

“(m) loans and advances by Borrower to Holdings (the proceeds which may be used by Holdings in its discretion) in an aggregate amount up to the Available Distribution Amount, less the aggregate amount of loans and advances made after the First Amendment Effective Date pursuant to this clause (m) and any dividends or distributions made after the First Amendment Effective Date pursuant to Section 5.4(e).”

(7)                                 Each of Sections 8.1(o) and 8.1(p) of the Credit Agreement is hereby deleted in its entirety and the following subsections are substituted in lieu thereof:

“(o)                           except as otherwise permitted by Sections 5.4(e) and 5.8(m), any Holding Company shall incur any Debt and use the proceeds of such incurrence to make dividend, payment or other distribution with respect to the holders of its equity interests; or

(p)                                 except as otherwise permitted by Sections 5.4(e) and 5.8(m), either (i) Holdings engages in any type of business activity other than the ownership of the capital stock of Borrower, and performance of its obligations under Operative Documents to which it is a party and other activities directly related thereto and as permitted under the Financing Documents, or (ii) DynaVox International engages in any type of business activity other than the ownership of the capital stock of DynaVox Canada and DynaVox UK, and performance of its obligations under Operative Documents to which it is a party and other activities directly related thereto or otherwise permitted hereby.”

(8)                                 Annex A to the Credit Agreement is deleted in its entirety to and the Annex A attached hereto as Exhibit A is substituted in lieu thereof.

(9)                                 Exhibits B and C to the Credit Agreement are deleted in their entirety and Exhibits B and C attached hereto are substituted in lieu thereof.

III.                              Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent or concurrent:

(1)                                 the execution and delivery of this Amendment by each of the Credit Parties, Agent, Required Lenders and each Lender with increased Revolving Loan Commitments on the First Amendment Effective Date;

(2)                                 all representations and warranties by any Credit Party contained herein or in any other Financing Document shall be true and correct in all material respects on and as of the date hereof or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date;

(3)                                 before and after giving effect hereto, no Default or Event of Default under the Credit Agreement shall have occurred and be continuing;

(4)                                 delivery to Agent of evidence in form and substance reasonably satisfactory to Agent of corresponding amendments to the Third Restatement Subordinated Note Purchase Agreement by the Credit Parties and the Third Restatement Subordinated Lenders;

(5)                                 receipt by Agent on behalf of Lenders signatory hereto of a fully earned, non-refundable amendment fee in the aggregate amount of 0.125% of the Revolving Loan Commitments of and the Term Loan held by such Lenders on the date hereof, immediately prior to giving effect to the increase of the Revolving Loan Commitments provided hereunder, which fee is due and payable in full on the First Amendment Effective Date;

(6)                                 receipt by Agent on behalf of Lenders with increased Revolving Loan Commitments on the First Amendment Effective Date of a fully earned, non-refundable commitment fee in the aggregate amount of 0.75% of the amount by which the Revolving Loan Commitments are increased hereunder (the “RC Increase”), which fee is due and payable in full on the First Amendment Effective Date and shall be distributed by Agent to the Lenders based on their pro rata share of the RC Increase;

(7)                                 Borrower and Agent shall have entered into a fee letter in form and substance acceptable to Agent;

(8)                                 receipt by Agent of the fees set forth in that certain fee letter dated as of the First Amendment Effective Date by and between Borrower and Agent; and

(9)                                 the Credit Parties, Agent and the Third Restatement Subordinated Lenders shall have entered into an amendment and reaffirmation of the Third Restatement Subordination Agreement in form and substance acceptable to Agent.

IV.                               Representations and Warranties.   Each Credit Party, jointly and severally, hereby represents and warrants to Agent and each Lender as follows:

(1)                                 The execution, delivery and performance by each Credit Party of this Amendment and each other document, agreement and instrument executed by such Credit Party in connection herewith are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official except for actions or filings, the failure with respect to which could not reasonably be expected to have a Material Adverse Effect, and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the Organizational Documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon it, except for such violations, conflicts, breaches or defaults as could not reasonably be expected to have a Material Adverse Effect;

(2)                                 this Amendment and each other document, agreement and instrument executed by such Credit Party in connection herewith constitutes a valid and binding agreement or instrument of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, subject to the effects of (i) insolvency, fraudulent conveyance, reorganization, moratorium and bankruptcy or other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) any implied covenant of good faith and fair dealing; and

(3)                                 no Default or Event of Default exists.

V.                                    No Waiver.  Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Financing Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, (a) Agent and Lenders reserve all rights, privileges and remedies under the Financing Documents, and (b) the Credit Agreement and other Financing Documents remain unmodified and in full force and effect.

VI.                               References.                               Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement, including, without limitation, any Financing Document, shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.  This Amendment shall be deemed to be a Financing Document.

VII.                          Counterparts.  This Amendment may be executed and delivered via facsimile or other electronic transmission with the same force and effect as if an original were executed and may be executed by one or more of the parties to this Amendment and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.

VIII.                     Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of Borrower and each other Credit Party and their successors and assigns and the Agent and the Lenders and their successors and assigns.

IX.                              GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

X.                                   Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

XI.                              Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby: (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Financing Document as security for or otherwise guaranteed the Obligations under or with respect to the Financing Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations.  Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Financing Documents remains in full force and effect and is hereby ratified and reaffirmed.  Except as specifically provided hereunder, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Financing Documents or serve to effect a novation of the Obligations.

– Remainder of Page Intentionally Blank; Signature Page Follows –

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

BORROWER:

DYNAVOX SYSTEMS LLC

By:	/s/ Edward L. Donnelly Jr.
	Name:	Edward L. Donnelly Jr.
	Title:	Chief Executive Officer

OTHER LOAN PARTIES:

DYNAVOX SYSTEMS HOLDINGS LLC

By:	/s/ Edward L. Donnelly Jr.
	Name:	Edward L. Donnelly Jr.
	Title:	Chief Executive Officer

DYNAVOX SERVICES INC.

By:	/s/ Edward L. Donnelly Jr.
	Name:	Edward L. Donnelly Jr.
	Title:	Chief Executive Officer

BLINK-TWICE SYSTEMS LLC

By:	/s/ Edward L. Donnelly, Jr.
	Name:	Edward L. Donnelly, Jr.
	Title:	Chief Executive Officer

EYE RESPONSE TECHNOLOGIES, INC.

By:	/s/ Edward L. Donnelly, Jr.
	Name:	Edward L. Donnelly, Jr.
	Title:	Chief Executive Officer

First Amendment to Credit Agreement

MAYER-JOHNSON LLC

By: DynaVox Systems LLC, its sole member

By:	/s/ Edward L. Donnelly Jr.
	Name:	Edward L. Donnelly Jr.
	Title:	Chief Executive Officer

DYNAVOX INTERNATIONAL HOLDINGS INC.

By:	/s/ Edward L. Donnelly Jr.
	Name:	Edward L. Donnelly Jr.
	Title:	Chief Executive Officer

First Amendment to Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

GE BUSINESS FINANCIAL SERVICES INC., as the Agent and a Lender

By:	/s/ Keith Bird
Name: Keith Bird
Its: Duly Authorized Signatory

First Amendment to Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

PNC Bank, N.A., as a Lender

By:	/s/ Brett R. Schweikle
Name:	Brett R. Schweikle
Title:	Vice President

First Amendment to Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

TriState Capital Bank, as Lender

By:	/s/ Michael L. Hammond
Name:	Michael L. Hammond
Title:	Senior Vice President

First Amendment to Credit Agreement